UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2019

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001‑34857 (Commission File Number)	84‑1473173 (I.R.S. Employer Identification No.)

2886 Carriage Manor Point

Colorado Springs, CO 80906

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:   (303) 320‑7708

Check the appropriate box below if the form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐           Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐           Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange where registered
Common Stock	GORO	NYSE American

Item 5.07.     Submission of Matters to a Vote of Security Holders

Gold Resource Corporation (the “Company”) held its annual shareholders’ meeting on June 20, 2019.  At the annual meeting, the shareholders elected the four individuals nominated to be directors, voted on an advisory basis to approve the compensation of the named executive officers and ratified the appointment of Plante Moran PLLC as the Company's independent registered public accounting firm for the year ending December 31, 2019.

Election results for the nomination of directors are as follows:

27,
	Shares Voted
Name of Nominee	For	Withheld	Broker Non-Votes
Bill M. Conrad	28,902,654	989,651	21,989,280
Jason D. Reid	29,214,330	677,975	21,989,280
Alex G. Morrison	29,143,632	748,673	21,989,280
Kimberly C. Perry	29,202,766	689,539	21,989,280

Election results for the advisory proposal to approve executive compensation are as follows:

For	Against	Abstain	Broker Non-Votes
28,734,303	1,004,673	153,329	21,989,280

Election results for the ratification of the appointment of Plante Moran PLLC as the independent registered public accounting firm for the year ending December 31, 2019 are as follows:

For	Against	Abstain	Broker Non-Votes
51,271,047	383,513	227,025	0

Item 7.01.     Regulation FD

In connection with its annual meeting of shareholders, the Company made a presentation to the shareholders in attendance at the meeting.  A copy of the slides presented at the meeting is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits.

99.1       Power Point presentation dated June 20, 2019.

Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.

With the exception of historical matters, the matters discussed in this report include forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding future exploration and development activities and the decisions of third parties over which the Company has no control. Factors that could cause actual results to differ materially from projections or estimates include, among others, precious metals prices, economic and market conditions and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2018, and other filings with the SEC. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release. Readers are cautioned not to put undue reliance on forward-looking statements.

EXHIBIT INDEX

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Power Point presentation dated June 20, 2019

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: June 20, 2019	By:	/s/ Jason D. Reid
	Name:	Jason D. Reid
	Title:	Chief Executive Officer and President